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                                                                    Exhibit 23.2

                     CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated May 12, 2000 relating to the financial statements and the financial statement schedules, which reports appear in OmniVision Technologies, Inc.'s Registration Statement on Form S-1.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
San Jose, California
August 1, 2000